Ivy Funds

Supplement dated March 11, 2005
to the
Statement of Additional Information dated July 29, 2004
and supplemented August 17, 2004, September 1, 2004 and October 1, 2004

Effective March 7, 2005, Waddell & Reed Ivy Investment Company ("WRIICO"), the Funds' investment manager, is now known as Ivy Investment Management Company ("IICO").

The following non-fundamental investment restriction now applies to each of the Ivy Funds (other than Ivy Cash Reserves Fund). As a non-fundamental restriction, it may be changed by the Board of Trustees without approval of the shareholders of the Fund:

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940.

The following replaces the general risk disclosure section of the SAI entitled "Index Depository Receipts":

    Exchange Traded Funds

         Each Fund (other than the Cash Reserves Fund) may invest in Exchange Traded Funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs which track indexes, provided that such investments are consistent with a Fund's investment objective as determined by WRIICO or sub-advisor. Each of these securities represents shares of ownership of a long-term unit investment trust that holds all of the stock included in the relevant underlying index. Since most ETFs are a type of investment company, the Funds' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

         ETFs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by a Fund).

         Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund's assets to track the return of a particular stock index.

         Investments in an ETF generally present the same primary risks as investments in a conventional Fund, which are not exchange traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETFs shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

The following replaces the information regarding dealer reallowance to Legend Equities Corporation (Legend) in the section entitled "Purchase, Redemption and Pricing of Shares":

Until August 31, 2005, Legend receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

The following replaces the information about Ivy Small Cap Value Fund's sub-advisor in the section entitled "Investment Sub-advisors":

BlackRock Financial Management, Inc. (BlackRock), located at 40 East 52nd Street, New York, New York, 10022, serves as investment sub-advisor to the Ivy Small Cap Value Fund under an agreement with IICO (formerly, WRIICO). BlackRock provides investment advice, and generally conducts the investment management program for the Fund. At September 30, 2004, BlackRock had approximately $323 billion in assets under management. For its services, BlackRock receives fees from IICO pursuant to the following schedule:

Assets	Fee
Net Fund Assets	0.50%